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                           EFFECTIVE DECEMBER 19, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 14, 2006

                          TUPPERWARE BRANDS CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                        1-11657                36-4062333
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(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)

           P. O. Box 2353, Orlando, Florida                        32802
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       (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (407) 826-5050


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02

On December 14, 2006, Mr. Simon C. Hemus, age 57, was elected effective January 1, 2007 President and Chief Operating Officer of Tupperware Brands Corporation (the "Corporation"). Prior to his election to his current position, Mr. Hemus served as the Corporation's Group President, Beauty since August 1, 2006, after having been Group President, International Beauty, since the December 2005 acquisition by the Corporation of the direct selling businesses of Sara Lee Corporation. Prior to December 2005, Mr. Hemus served as the Group President and CEO of the direct selling division of Sara Lee Corporation. A copy of the Corporation's press release regarding the election of Mr. Hemus is attached as
Exhibit 1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1 Tupperware Brands Corporation Press Release dated December 19, 2006

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TUPPERWARE BRANDS CORPORATION
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                                         (Registrant)


December 19, 2006

                                         By:  /s/ Thomas M. Roehlk
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                                              Executive Vice President,
                                              Chief Legal Officer and Secretary